Share-Based Compensation	12 Months Ended
Dec. 31, 2013
Share-Based Compensation [Abstract]
Share-Based Compensation

16. Share‑based compensation

Cerberus Funds Equity Grants

Effective June 30, 2005, companies controlled by Cerberus (“Cerberus Funds”) which, at the time, indirectly owned 100% of our equity interests put into place an Equity Incentive Plan (“Cerberus Funds Equity Plan”) under which members of our senior management, Board of Directors and an employee of Cerberus (the “participants”) were granted certain direct or indirect rights (share options) to the Company’s shares held by the Cerberus Funds.

A summary of activity during the year ended December 31, 2013 is set forth below.

Number of Options

Beginning outstanding January 1, 2013	110,768
Exercised	(83,034)
Ending outstanding December 31, 2013	27,734

There are no remaining share options which are still subject to future vesting criteria.

AerCap Holdings NV Equity Grants

In October 2006, we implemented an equity incentive plan that is designed to promote our interests by enabling us to attract, retain and motivate directors, employees, consultants and advisors and align their interests with ours (“Equity Incentive Plan 2006”). The Equity Incentive Plan 2006 provides for the grant of nonqualified share options, incentive share options, share appreciation rights, restricted shares, restricted share units and other share awards (“NV Equity Grants”) to participants of the plan selected by the Nomination and Compensation Committee of our Board of Directors. Subject to certain adjustments, the maximum number of equity awards available to be granted under the plan is equivalent to 4,251,848 Company’s shares.

In March 2012, we implemented an additional equity incentive plan (“Equity Incentive Plan 2012”) that is designed to promote our interests by enabling us to attract, retain and motivate employees, consultants and advisors, or those who may become employees, consultants or advisors, and align their interests with ours. The Equity Incentive Plan 2012 provides for the grant of stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights and other stock awards to participants of the plan selected by the Nomination and Compensation Committee of our Board of Directors. Subject to certain adjustments, the maximum number of equity awards available to be granted under the plan is equivalent to 2,000,000 of our shares. Unlike the Equity Incentive Plan 2006, the Equity Incentive Plan 2012 is not open for equity awards to our Directors.

The terms and conditions, including the vesting conditions, of the equity awards granted under the Company’s equity incentive plans, are determined by the Nomination and Compensation Committee and, for our Directors, by the Board of Directors in line with the remuneration policy approved by the General Meeting of Shareholders. Equity awards granted to our officers are partly subject to long term performance-based vesting criteria with challenging targets in order to promote and encourage superior performance over a prolonged period of time. Some of our officers receive annual equity awards as part of their compensation package. Annual equity awards are granted in arrears and the number of granted awards is dependent on the performance of the Company and the individual involved during the previous financial year, to ensure that the Company retains and motivates its senior staff. The annual equity awards have a three year time-based vesting period, subject to limited exceptions. Equity awards to our other employees (below officer level) are, at a minimum, subject to time based vesting criteria.

In 2013, a total of 302,433 restricted share units and 220,000 restricted shares were granted under the Equity Incentive Plans, of which 139,920 restricted shares were issued with the remaining restricted shares being withheld and applied to pay the wage taxes involved. During the same period, 200,000 share options, which were previously granted under the Equity Incentive Plans, were exercised. In connection with the exercise of the share options, the Company issued, in full satisfaction of its obligations, 107,353 ordinary shares to the holder of these share options. During the same period, 200,000 restricted share units, which were previously granted under the Equity Incentive Plans, vested. In connection with the vesting of the restricted share units, the Company issued, in full satisfaction of its obligations, 109,834 ordinary shares to the holder of these restricted share units.

At December 31, 2013, a total of 1,162,500 share options were outstanding at an exercise price of $24.63 per share, 350,000 share options were outstanding at an exercise price of $2.95 per share, 21,287 share options outstanding at an exercise price of $14.12 per share, 23,662 share options outstanding at an exercise price of $11.29 per share and 19,833 share options outstanding at an exercise price of $13.72 per share. At December 31, 2013, 1,512,500 outstanding options were vested (excluding 131,475 remaining AER options rolled-over from Genesis) and 64,782 options were subject to future vesting criteria. At December 31, 2013, a total of 2,502,661 restricted share units and 139,920 restricted shares were outstanding and were all subject to future time and/or performance-based vesting criteria or restrictions, as applicable.

Following is a summary of option issuances to-date under the Equity Incentive Plan 2006 (no options were granted under the Equity Incentive Plan 2012):

	Number of Options	Weighted Average Exercise Price
Options outstanding at January 1, 2013 (1)	2,077,036	NA
Forfeitures	-	NA
Options exercised during year (2)	(368,279)	26.57
Options issued during year	-	NA
Options outstanding at December 31, 2013	1,708,757	NA

(1)

Including 299,754 AER options granted to former Genesis directors and employees at the closing of the amalgamation with Genesis on March 25, 2010; these options were issued pursuant to a separate board resolution, so not under any of AerCap Equity Incentive Plans.

(2)	Including 168,279 AER options granted to former Genesis directors and employees; refer to footnote 1.

The weighted average remaining contractual term of the 1.7 million options outstanding at December 31, 2013 is 4.1 years. The weighted average grant date fair value for options issued in 2008 is $1.52 per option. There were no options granted subsequent to 2008. Total share-based compensation recognized for the above options was $1,431,  nil and nil for the years ending December 31, 2011, 2012 and 2013, respectively. As of December 31, 2011, we have completely recognized the share‑based compensation expenses related to NV Equity Grants. There are no remaining share options which are still subject to future vesting criteria.

In February 2014, the General Meeting of Shareholders approved a new equity incentive plan for the directors, officers and employees of the Company (the " Equity Incentive Plan 2014") with a capacity of 4,500,000 shares, as replacement for the Equity Incentive Plan 2006, subject to and with effect from the closing effective time of the ILFC Transaction. The purpose of the Equity Incentive Plan 2014 is to retain senior management to successfully implement the ILFC Transaction and for general compensation and retention purposes in the years ahead. The terms and conditions of the Equity Incentive Plan 2014 are substantially the same as those of the Equity Incentive Plan 2006.

Assuming that established performance criteria are met and that no forfeitures occur, we expect to recognize share‑based compensation related to AerCap Holdings N.V. restricted share units of approximately $9.5 million during 2014, $5.6 million in 2015, $2.1 million in 2016 and $0.6 million in 2017.